                                  Exhibit 99.4

              Series 1998-2 Monthly Certificateholders' Statement
                for the period May 21, 1998 through May 31, 1998


                                               MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                                PROFFITT'S CREDIT CARD MASTER TRUST
                                                           SERIES 1998-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and
Servicing Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of April 17, 1998 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Proffitt's,
Inc. as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1998-2 is set forth below:

     DATE OF THE CERTIFICATE                                                                       JUNE 10, 1998
     MONTHLY PERIOD ENDING:                                                                         MAY 31, 1998
     DETERMINATION DATE                                                                            JUNE 10, 1998
     DISTRIBUTION DATE                                                                             JUNE 15, 1998

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                                                              GENERAL
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
 201 Amortization Period                                                                                           No        201
 202 Early Amortization Period                                                                                     No        202
 203 Class A Investor Amount paid in full                                                                          No        203
 204 Class B Investor Amount paid in full                                                                          No        204
 205 Collateral Indebtedness Amount paid in full                                                                   No        205
 206 Proffitt's Inc. is the Servicer                                                                               Yes       206

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                                                          INVESTOR AMOUNT
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                                                                                     as of the end           as of the end
                                                                                        of prior            of the relevant
                                                                                     Monthly Period          Monthly Period
                                                                                     --------------         ---------------
 207 Series 1998-2 Investor Amount                                                    $261,500,000  207(a)    $261,500,000   207(b)
 208  Class A Investor Amount                                                         $200,000,000  208(a)    $200,000,000   208(b)
 209  Class B Investor Amount                                                         $ 21,500,000  209(a)    $ 21,500,000   209(b)
 210  Collateral Indebtedness Amount                                                  $ 24,000,000  210(a)    $ 24,000,000   210(b)
 211  Class D Investor Amount                                                         $ 16,000,000  211(a)    $ 16,000,000   211(b)

 212 Series 1998-2 Adjusted Investor Amount                                           $261,500,000  212(a)    $261,500,000   212(b)
 213  Class A Adjusted Investor Amount                                                $200,000,000  213(a)    $200,000,000   213(b)
 214   Principal Account Balance                                                      $          -  214(a)    $          -   214(b)
 215  Class B Adjusted Investor Amount                                                $ 21,500,000  215(a)    $ 21,500,000   215(b)

 216  Class A Certificate Rate                                                                                    6.00%      216
 217  Class B Certificate Rate                                                                                    6.15%      217
 218  Collateral Indebtedness Interest                                                                          6.40625%     218
 219  Class D Certificate Rate                                                                                  6.65625%     219
 220 Weighted average interest rate for Series 1998-2                                                             6.09%      220

                                                                                     as of the end           as of the end
                                                                                        of prior            of the relevant
                                                                                     Monthly Period          Monthly Period
                                                                                     --------------         ---------------
 221 Series 1998-2 Investor Percentage with respect to Finance Charge Receivables         37.78%    221(a)        37.94%     221(b)
 222  Class A                                                                             28.89%    222(a)        29.01%     222(b)
 223  Class B                                                                              3.11%    223(a)         3.12%     223(b)
 224  Collateral Indebtedness Amount                                                       3.47%    224(a)         3.48%     224(b)
 225  Class D                                                                              2.31%    225(a)         2.32%     225(b)

 226 Series 1998-2 Investor Percentage with respect to Principal Receivables              37.78%    226(a)        37.94%     226(b)
 227  Class A                                                                             28.89%    227(a)        29.01%     227(b)
 228  Class B                                                                              3.11%    228(a)         3.12%     228(b)
 229  Collateral Indebtedness Amount                                                       3.47%    229(a)         3.48%     229(b)
 230  Class D                                                                              2.31%    230(a)         2.32%     230(b)

 231 Series 1998-2 Investor Percentage with respect to Allocable Amounts                  37.78%    231(a)        37.94%     231(b)
 232  Class A                                                                             28.89%    232(a)        29.01%     232(b)
 233  Class B                                                                              3.11%    233(a)         3.12%     233(b)
 234  Collateral Indebtedness Amount                                                       3.47%    234(a)         3.48%     234(b)
 235  Class D                                                                              2.31%    235(a)         2.32%     235(b)


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                                               SERIES 1998-2 INVESTOR DISTRIBUTIONS
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
 236 The sum of the daily allocations of collections of Principal Receivables for
     the relevant Monthly Period                                                                              $          -   236
 237 Class A distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                                                $          -   237
 238 Class B distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                                                $          -   238
 239 Collateral Indebtedness Amount distribution of collections of Principal
     Receivables per $1,000 of original principal amount                                                      $          -   239
 240 Class D distribution of collections of Principal Receivables per $1,000
     of original principal amount                                                                             $          -   240
 241 Class A distribution attributable to interest per $1,000 of
     original principal amount                                                                                $       4.00   241
 242 Class B distribution attributable to interest per $1,000 of
     original principal amount                                                                                $       4.10   242
 243 Collateral Indebtedness Amount distribution attributable to interest per
     $1,000 of original principal amount                                                                      $       4.45   243
 244 Class D distribution attributable to interest per $1,000 of
     original principal amount                                                                                $          -   244
 245 Monthly Servicing Fee for the next succeeding Distribution Date per $1,000
     of original principal amount                                                                             $       1.67   245

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                                              COLLECTIONS ALLOCATED TO SERIES 1998-2
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 246 Series allocation of collections of Principal Receivables                                                $ 41,149,340   246
 247  Class A                                                                                                 $ 31,471,770   247
 248  Class B                                                                                                 $  3,383,215   248
 249  Collateral Indebtedness Amount                                                                          $  3,776,612   249
 250  Class D                                                                                                 $  2,517,742   250

 251 Series allocation of collections of Finance Charge Receivables                                           $  4,128,885   251
 252  Class A                                                                                                 $  3,157,847   252
 253  Class B                                                                                                 $    339,469   253
 254  Collateral Indebtedness Amount                                                                          $    378,942   254
 255  Class D                                                                                                 $    252,628   255

     Available Funds
 256 Class A Available Funds                                                                                  $  3,157,847   256
 257 The amount to be withdrawn from the Reserve Account to be included in
     Class A available funds                                                                                  $          -   257
 258 Principal Investment Proceeds to be included in Class A Available Funds                                  $          -   258
 259 The amount of investment earnings on amounts held in the Reserve Account
     to be included in Class A available funds                                                                $          -   259

 260  Class B Available Funds                                                                                 $    339,469   260
 261   The amount to be withdrawn from the Reserve Account to be included in
       Class B available funds                                                                                $          -   261
 262   Principal Investment Proceeds to be included in Class B Available Funds                                $          -   262
 263   The amount of investment earnings on amounts held in the Reserve Account
       to be included in Class B available funds                                                              $          -   263

 264 Collateral Available Funds                                                                               $    378,942   264

 265 Class D Available Funds                                                                                  $    252,628   265

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                                                    APPLICATION OF COLLECTIONS
------------------------------------------------------------------------------------------------------------------------------------
     Class A
     -------
 266 Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but
     not paid on a prior Distribution date                                                                    $    800,000   266
 267 If Proffitt's Inc. is no longer the Servicer, an amount equal to Class A
     Servicing fee for the related Distribution Date                                                          $          -   267
 268 Class A Allocable Amount                                                                                 $    452,472   268
 269 An amount to be included in the Excess Spread                                                            $  1,905,375   269

     Class B
     -------
 270 Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but
     not paid on a prior Distribution date                                                                    $     88,150   270
 271 If Proffitt's Inc. is no longer the Servicer, an amount equal to Class B
     Servicing fee for the related Distribution Date                                                          $          -   271
 272 An amount to be included in the Excess Spread                                                            $    251,319   272

     Collateral
     ----------
 273 If Proffitt's Inc. is no longer the Servicer, an amount equal to Collateral
     Servicing fee for the related Distribution Date                                                          $          -   273
 274 An amount to be included in the Excess Spread                                                            $    378,942   274

     Class D
     -------
 275 If Proffitt's Inc. is no longer the Servicer, an amount equal to Class D
     Servicing fee for the related Distribution Date                                                          $          -   275
 276 An amount to be included in the Excess Spread                                                            $    252,628   276

 277 Available Excess Spread                                                                                  $  2,788,263   277
 278 Available Shared Excess Finance Charge Collections                                                       $          -   278
 279 Total Cash Flow available for 1998-2 waterfall                                                           $  2,788,263   279

 280 Class A Required Amount is to be used to fund any deficiency in line266,
     line267 and line268                                                                                      $          -   280
 281 The aggregate amount of Class A Investor Charge Offs which have not been
     previously reimbursed                                                                                    $          -   281
 282 Class B Required Amount to the extent attributable to line270, and line271                               $          -   282
 283 Class B Allocable Amount                                                                                 $     48,641   283
 284 Any remaining portion of the Class B Required Amount                                                     $          -   284
 285 An amount equal to any unreimbursed reductions of the Class B Investor
     Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
     Principal Collections; (iii) reallocations of the Class B Investor Amount
     to the Class A Investor Amount                                                                           $          -   285
 286 Collateral Monthly Interest for the related Distribution Date plus
     Collateral Monthly Interest previously due but not paid to the
     Collateral Indebtedness Holder plus Collateral Additional Interest                                       $    106,771   286
 287 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
     Fee due for the relevant Monthly Period and not paid above                                               $    327,333   287
 288 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
     Fee due but not distributed to the Servicer for prior Monthly Periods                                    $          -   288
 289 Collateral Allocable Amount                                                                              $     54,297   289
 290 Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the CIA to the Class A or Class B Investor Amount                                 $          -   290
 291 The excess, if any, of the Required Cash Collateral Amount over the
     Available Collateral Amount                                                                              $          -   291
 292 An amount equal to Class D Monthly Interest due but not paid to the Class D
     Certificateholders plus Class D Additional Interest                                                      $     73,958   292
 293 Class D Servicing Fee due for the relevant Monthly Period and not paid above                             $     21,333   293
 294 Class D Servicing Fee due but not distributed to the Servicer for prior
     Monthly Periods                                                                                          $          -   294
 295 Class D Allocable Amount                                                                                 $     36,198   295
 296 Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
     (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Class D Investor Amount to the Class A or Class B
     Investor Amount or CIA                                                                                   $          -   296
 297 Aggregate amount of any other amounts due to the Collateral Indebtedness
     Holder pursuant to the Loan Agreement                                                                    $          -   297
 298 Excess, if any, of the Required Reserve Account Amount over the amount on
     deposit in the Reserve Account                                                                           $          -   298
 299 Shared Excess Finance Charge Collections                                                                 $  2,119,732   299

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                                                DETERMINATION OF MONTHLY PRINCIPAL
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
 300 Class A Monthly Principal (the least of line#301, line#302 and line#208)                                 $          -   300
 301 Available Principal Collections held in the Collection Account                                           $ 41,149,340   301
 302 Class A Accumulation Amount                                                                              $          -   302

 303 Class B Monthly Principal (the least of line#304, line#305 and line#209)
     (dstributable only after payout of Class A)                                                              $          -   303
 304 Available Principal Collections held in the Collection Account less
     portion of such Collections applied to Class A Monthly Principal                                         $ 41,149,340   304
 305 Class B Accumulation Amount                                                                              $          -   305

 306 Collateral Monthly Principal (prior to payout of Class B)
     (the least of line#307 and line#308)                                                                     $          -   306
 307 Available Principal Collections held in the Collection Account less portion
     of such Collections applied to Class A and Class B Monthly Principal                                     $ 41,149,340   307
 308 Enhancement Surplus                                                                                      $          -   308

 309 Class D Monthly Principal                                                                                $          -   309
 310 Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A, Class B or
     collateral Monthly Principal                                                                             $ 41,149,340   310

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                                                   AVAILABLE ENHANCEMENT AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
 311 Available Enhancement Amount                                                                             $ 40,000,000   311
 312 Amount on Deposit in the Cash Collateral Account                                                         $          -   312

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                                                 REALLOCATED PRINCIPAL COLLECTIONS
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 313 Reallocated Principal Collections                                                                        $          -   313
 314 Class D Principal Collections (to the extent needed to fund
     Required Amounts)                                                                                        $          -   314
 315 Collateral Principal Collections (to the extent needed to
     fund Required Amounts)                                                                                   $          -   315
 316 Class B Principal Collections (to the extent needed to fund
      Required Amounts)                                                                                       $          -   316

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                                INVESTOR DEFAULT AMOUNTS, ADJUSTMENT AMOUNTS, AND ALLOCABLE AMOUNTS
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
                                                                                           %                    Amount
                                                                                     --------------         ---------------
 317 Series 1998-2 Default Amount                                                        37.78%     317(a)    $    591,607   317(b)
 318 Class A Investor Default Amount                                                     28.89%     318(a)    $    452,472   318(b)
 319 Class B Investor Default Amount                                                      3.11%     319(a)    $     48,641   319(b)
 320 Collateral Default Amount                                                            3.47%     320(a)    $     54,297   320(b)
 321 Class D Investor Default Amount                                                      2.31%     321(a)    $     36,198   321(b)

 322 Series 1998-2 Adjustment Amount                                                                          $          -   322
 323 Class A Adjustment Amount                                                                                $          -   323
 324 Class B Adjustment Amount                                                                                $          -   324
 325 Collateral Adjustment Amount                                                                             $          -   325
 326 Class D Adjustment Amount                                                                                $          -   326

 327 Series 1998-2 Allocable Amount                                                                           $    591,607   327
 328 Class A Allocable Amount                                                                                 $    452,472   328
 329 Class B Allocable Amount                                                                                 $     48,641   329
 330 Collateral Allocable Amount                                                                              $     54,297   330
 331 Class D Allocable Amount                                                                                 $     36,198   331

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                                                         REQUIRED AMOUNTS
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 332 Class A Required Amount                                                                                  $          -   332
 333 Class A Monthly Interest for current Distribution Date                                                   $    800,000   333
 334 Class A Monthly Interest previously due but not paid                                                     $          -   334
 335 Class A Additional Interest for prior Monthly Period or previously
     due but not paid                                                                                         $          -   335
 336 Class A Servicing Fee (if Proffitt's is no longer the Servicer)                                          $          -   336

 337 Class B Required Amount                                                                                  $          -   337
 338 Class B Monthly Interest for current Distribution Date                                                   $     88,150   338
 339 Class B Monthly Interest previously due but not paid                                                     $          -   339
 340 Class B Additional Interest for prior Monthly Period or previously
     due but not paid                                                                                         $          -   340
 341 Class B Servicing Fee (if Proffitt's is no longer the Servicer)                                          $          -   341
 342 Excess of Class B Allocable Amount over funds available to make payments                                 $          -   342

 343 Collateral Required Amount                                                                               $          -   343
 344  Collateral Monthly Interest for current Distribution Date                                               $    106,771   344
 345  Collateral Monthly Interest previously due but not paid                                                 $          -   345
 346  Collateral Additional Interest for prior Monthly Period or
      previously due but not paid                                                                             $          -   346
 347  Collateral Servicing Fee (if Proffitt's is no longer the Servicer)                                      $          -   347
 348  Excess of Collateral Allocable Amount over funds available to make payments                             $          -   348

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                                                   REDUCTION OF INVESTOR AMOUNTS
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     Class A
     -------
 349 Class A Investor Amount reduction                                                                        $         -    349
 350  Class A Investor Charge Off                                                                             $         -    350
 351  Reductions of the Class A Investor Amount                                                               $         -    351
     Class B
     -------
 352 Class B Investor Amount reduction                                                                        $         -    352
 353  Class B Investor Charge Off                                                                             $         -    353
 354  Reductions of the Class B Investor Amount                                                               $         -    354
 355  Reallocated Principal Collections applied to Class A                                                    $         -    355
     Collateral
     ----------
 356 Collateral Indebtedness Amount reduction                                                                 $         -    356
 357  Collateral Indebtedness Amount Charge Off                                                               $         -    357
 358  Reductions of the Collateral Indebtedness Amount                                                        $         -    358
 359  Reallocated Principal Collections applied to Class B                                                    $         -    359
     Class D
     -------
 360 Class D Investor Amount reduction                                                                        $         -    360
 361  Class D Investor Charge Off                                                                             $         -    361
 362  Reductions of the Class D Investor Amount                                                               $         -    362
 363  Reallocated Principal Collections applied to Collateral Indebtedness Amount                             $         -    363

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                                                           SERVICING FEE
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 364 Series 1998-2 Servicing Fee                                                                              $    348,667   364
 365  Class A Servicing Fee                                                                                   $    266,667   365
 366  Class B Servicing Fee                                                                                   $     28,667   366
 367  Collateral Servicing Fee                                                                                $     32,000   367
 368  Class D Servicing Fee                                                                                   $     21,333   368

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                                                          RESERVE ACCOUNT
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 369 Required Reserve Account Amount ( if applicable)                                                                N/A     369
 370 Reserve Account Reinvestment Rate (if applicable)                                                               N/A     370
 371 Reserve Account balance                                                                                  $          -   371

 372 Accumulation Period Length                                                                                  12 months   372

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of June, 1998.

     Proffitt's, Inc.,
      as Servicer

     By: /s/ James S. Scully
         -------------------
     Name:  James S. Scully
     Title: Vice President and Treasurer
